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              CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES

   Supplement dated April 29, 2005 to CDC Nvest Cash Management Trust - Money
      Market Series Classes A, B and C Prospectus, dated September 1, 2004, as may be supplemented from time to time

Effective May 1, 2005, the Fund will change its name from CDC Nvest Cash Management Trust - Money Market Series to IXIS Cash Management Trust - Money Market Series. Also effective May 1, 2005, the name of the fund family will change from CDC Nvest Funds to IXIS Advisor Funds. Thus, all references to CDC Nvest Funds and www.cdcnvestfunds.com are replaced with IXIS Advisor Funds and www.ixisadvisorfunds.com, respectively.

Effective May 1, 2005, number 2 in the section "It's Easy to Open an Account - To Open an Account with CDC Nvest Funds" is replaced in its entirety with the following:

     2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                          Minimum    Minimum
                                                                          Initial   Subsequent
                                 Type of Account                         Purchase    Purchase
          ------------------------------------------------------------   --------   ----------
          Any account other than those listed below                      $  2,500   $      100

          For shareholders participating in IXIS Advisor Funds'
          Investment Builder Program                                     $  1,000   $       50*

          For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and
          Keogh plans using the IXIS Advisor Funds' prototype document   $  1,000   $      100

          Coverdell Education Savings Accounts                           $    500   $      100

          For SIMPLE IRA** and 403(b)(7) plans using IXIS Advisor
          Funds' prototype document                                      $      0   $        0

          ----------
          * Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.

          ** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP Plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs, may remain active and continue to add new employees.

         The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

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Effective May 1, 2005, the section "Restrictions on Buying, Selling and
Exchanging Shares - Small Account Policy" is renamed "Minimum Balanced Policy" and replaced in its entirety with the following:

     Minimum Balance Policy

     Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

     In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.